UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2005

BRAINTECH, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-24911
(Commission File Number)

98-0168932
(IRS Employer Identification No.)

102-930 West 1st Street, North Vancouver, BC V7P 3N4
(Address of principal executive offices and Zip Code)

(604) 988-6440
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On August 24, 2005, Richard M. Torre and Dr. Drew Miller were appointed as directors of our company.

Our board of directors now consists of Messrs. Owen L.J. Jones, Babak Habibi, Edward A. White, James L. Speros, Frederick Weidinger, Richard M. Torre and Dr. Drew Miller.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated August 29, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAINTECH, INC.

/s/ Edward White
By: Edward White
Chief Financial Officer and Director
Date: August 29, 2005